UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2021
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On May 13, 2021, California Resources Corporation (the “Company”) issued a press release announcing its financial condition and results of operations for the three months ended March 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K, and is incorporated herein by reference.
The information contained in this report and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Statements contained in the exhibit to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect these results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission (the “SEC”).
The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure including disclosure in the Investor Relations portion of the Company’s website.
Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2021.

(b)	The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Exchange Act, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

	1.	The seven director nominees named in the Company’s proxy statement were elected with the following votes:

		Nominee	For	Withheld	Broker Non-Votes
		Andrew Bremner	65,624,486	174,419	2,367,409
		Douglas E. Brooks	65,631,800	167,105	2,367,409
		Tiffany (TJ) Thom Cepak	65,636,389	162,516	2,367,409
		James N. Chapman	65,548,258	250,647	2,367,409
		Mark A. (Mac) McFarland	65,636,779	162,126	2,367,409
		Julio M. Quintana	64,634,156	1,164,749	2,367,409
		William B. Roby	65,548,218	250,687	2,367,409

	2.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved. The proposal received 68,159,666 votes for; 604 votes against; and 6,044 abstentions.

3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 45,126,809 votes for; 20,671,054 votes against; 1,042 abstentions; and 2,367,409 broker non-votes.

4.	A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote to approve named executive officer compensation every year. The proposal received the following votes: 65,768,610 (one year); 5,142 (two years); 9,847 (three years); 15,306 (abstentions); and 2,367,409 (broker non-votes). A stockholder advisory vote on executive compensation will be taken annually until another vote on frequency by the stockholders occurs.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated May 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Senior Executive Vice President, Chief Administrative Officer and General Counsel

DATED: May 13, 2021